Exhibit 10.7

TRADEMARK ASSIGNMENT ASSIGNOR: UAV Patent Corp. Status: a Nevada corporation Address: 701 S. Carson Street, Suite 200 City: Carson City State/Zip: NV 89701 UMAC IP HOLDINGS Corp. Status: a Florida corporation Address: 3001 PGA Boulevard, Suite 305 City: Palm Beach Gardens State/Zip: FL 33410 ASSIGNEE: TRADEMARK/SERVICE MARK(S): SEE ATTACHED APPENDIX The Assignor having used, filed for, and/or obtained registration of the Trademark(s) set forth in the attached Appendix, and the Assignee being desirous of acquiring the same ; in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, the Assignor hereby assigns to the Assignee, including their successors, assigns, heirs, administrators, all of the Assignor's right, title and interest and goodwill associated with the Trademark(s), and all common law rights and other rights therein, including any applications and registrations which may evolve or have evolved therefrom, including the right to prepare derivative marks ; and including, without limitation, the right to sue and collect damages for any past infringement thereof . The Assignor further assigns all right, title and interest in and to said Trademark(s) in all foreign countries, and all applications for Trademark Registration in foreign countries and any registrations which may evolve or have evolved therefrom, including the right to claim International Convention priority ; and The Assignor agrees to execute any papers or perform any acts required to establish, vest or protect the Assignee's rights therein or required by Assignee to obtain said Trademarks, without any additional payment therefor, but without any expense to Assignor . The Assignee grants to the Assignor and to any Affiliate(s) of Red Cat Holdings, Inc . that are using the Trademark(s) as of the earlier date of execution of this Trademark Assignment (“the Trademark - Using Affiliate(s)”) a temporary, limited, non - transferrable, non - assignable, royalty - free, fully paid - up, worldwide, non - exclusive license to the Trademark(s) . This license shall allow the Assignor and the Trademark - Using Affiliates to continue only their current use of the Trademark(s) during a sunset period . This license shall expire six months after the later date of execution of this Trademark Assignment . As used herein, an Affiliate is as defined by Section 405 of the Securities Act : “An affiliate of, or person affiliated with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified . ” Page 1 of 3 Trademark Assignment

Page 2 of 3 Trademark Assignment This Trademark Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all of which may be taken together as one and the same. UAV PATENT CORP. Date: By: Title: Officer STATE OF COUNTY OF ) ) Before me this day of 2023 , personally appeared the above named individual, to me known to be the person described in, and who executed the foregoing assignment instrument and acknowledge to me that he executed the same on his own free will for the purpose therein expressed . Notary Public (Notary Stamp) Commission Expires Personally known or Product Identification Type of Identification Produced UMAC IP HOLDINGS Corp. Date: By: Title: Officer STATE OF COUNTY OF ) ) Before me this day of 2023 , personally appeared the above named individual, to me known to be the person described in, and who executed the foregoing assignment instrument and acknowledge to me that he executed the same on his own free will for the purpose therein expressed . Notary Public (Notary Stamp) Commission Expires Personally known or Product Identification Type of Identification Produced

APPENDIX

Country	Mark	Reg. No.	Class
United States	ROTOR RIOT	5,175,159	16, 25, 35, 41
Australia	ROTOR RIOT	1814854	16, 25, 35, 41
Canada	ROTOR RIOT	TMA1013525	16, 25, 35, 41
European Union	ROTOR RIOT	016152688	16, 25,35, 41
United Kingdom	ROTOR RIOT	UK00916152688	16, 25, 35, 41
United States		5,175,160	16, 25, 35, 41
Australia		1814855	16, 25, 35, 41
Canada		TMA1013624	16, 25 ,35 ,41
European Union		016152837	16, 25 ,35, 41
United Kingdom		UK00916152837	16, 25 ,35, 41

Page 3 of 3
Trademark Assignment